UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 30, 2006
(Date of earliest event reported)

             Wells Fargo Mortgage Backed Securities 2006-AR12 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                      333-129159-19           Applied For
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(State or other jurisdiction of   (Commission File No.    (IRS Employer
incorporation of issuing entity)   of issuing entity)    Identification No.
                                                         of issuing entity)

      7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                          (Zip Code)

Depositor's telephone number, including area code            (301) 846-8881
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events
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            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated August 30, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-AR12 Trust Mortgage Pass-Through Certificates, Series 2006-AR12 (the "Certificates"), issued on August 30, 2006, including (i) the Class I-A-1, Class I-A-2, Class I-A-R, Class II-A-1, Class II-A-2, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $1,439,050,100 and (ii) the Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $10,196,913.46.

            The Public Certificates were sold to Credit Suisse Securities (USA) LLC ("Credit Suisse") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated July 11, 2006 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Credit Suisse. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to Credit Suisse on August 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated August 30, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated August 30, 2006 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated July 11, 2006, among the Company, Wells Fargo Bank, N.A. and Credit Suisse.

      (4.1) Pooling and Servicing Agreement, dated as of August 30, 2006, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement dated August 30, 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated August 30, 2006, between the Company and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES CORPORATION

August 30, 2006

                                          /s/ Gretchen E. Leff
                                          --------------------
                                          Gretchen E. Leff
                                          Assistant Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

      (1.1)           Underwriting Agreement, dated February      E
                      15, 2006 and terms agreement, dated
                      July 11, 2006, among the Company,
                      Wells Fargo Bank, N.A. and Credit
                      Suisse.

      (4.1)           Pooling and Servicing Agreement, dated      E
                      as of August 30, 2006, among Wells
                      Fargo Asset Securities Corporation,
                      Wells Fargo Bank, N.A. and HSBC Bank
                      USA, National Association, as trustee.

      (10.1)          Servicing Agreement dated August 30,        E
                      2006, between Wells Fargo Bank, N.A.,
                      as servicer and Wells Fargo Bank,
                      N.A., as master servicer.

      (10.2)          Mortgage Loan Purchase Agreement,           E
                      dated August 30, 2006, between the
                      Company and Wells Fargo Bank, N.A.